EXHIBIT 32





                      CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350
                  AS ADOPTED PURSUANT TO SECTION 906
                  OF THE SARBANES-OXLEY ACT OF 2002





Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Cognitronics Corporation.






                              /s/ Brian J. Kelley
                              Brian J. Kelley
                              President and Chief Executive
                                Officer
                              August 14, 2003




                              /s/ Garrett Sullivan
                              Garrett Sullivan
                              Treasurer and Chief Financial
                                Officer
                              August 14, 2003